UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 21, 2026

Fifth Third Bancorp
(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza	,	Cincinnati	,	Ohio	45263
(Address of Principal Executive Offices)					(Zip Code)
(800) 972-3030
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The	NASDAQ	Stock Market LLC
Depositary Shares Representing 1/1000th Ownership Interest in Share of 6.625% Fixed-to-Floating Rate NonCumulative Perpetual Preferred Stock, Series I	FITBI	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The	NASDAQ	Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series M	FITBM	The	NASDAQ	Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 21, 2026, Fifth Third Bancorp (the “Company”) held its Annual Meeting of Shareholders.

The results of shareholder voting on the proposals presented were as follows:

1. Election of sixteen members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2027:

	Number of Votes of Series A, Class B Preferred Stock (the “Preferred Shareholders”) and Common Shares Voting Together as a Class
	Votes For	Votes Against	Abstain	Broker Non-Vote
Timothy N. Spence	701,953,879	35,010,720	4,271,270	90,178,097
Nicholas K. Akins	704,264,839	32,570,030	4,401,000	90,178,097

Priscilla Almodovar	733,673,926	3,191,515	4,370,428	90,178,097
B. Evan Bayh III	720,698,469	16,099,034	4,438,366	90,178,097
Jorge L. Benitez	704,796,903	31,993,987	4,444,979	90,178,097
Katherine B. Blackburn	723,902,265	12,914,159	4,419,445	90,178,097
Linda W. Clement-Holmes	731,675,129	5,164,723	4,396,017	90,178,097
C. Bryan Daniels	732,701,830	4,118,270	4,415,769	90,178,097
Laurent Desmangles	727,591,790	8,759,328	4,884,751	90,178,097
Mitchell S. Feiger	731,401,017	5,413,611	4,421,241	90,178,097
Gary R. Heminger	714,048,949	22,764,769	4,422,151	90,178,097
Derek J. Kerr	734,381,415	2,429,031	4,425,423	90,178,097
Eileen A. Mallesch	730,257,257	6,596,172	4,382,440	90,178,097
Kathleen A. Rogers	732,168,463	4,677,790	4,389,616	90,178,097
Barbara R. Smith	733,909,953	2,912,386	4,413,530	90,178,097
Michael G. van De Ven	722,249,550	14,572,234	4,414,085	90,178,097

2. The ratification and appointment of the firm of Deloitte & Touche LLP to serve as the independent external audit firm for Company for the year 2026 was approved by a vote of the common shareholders and the Preferred Shareholders of 783,792,162 votes for, 47,008,970 votes against, and 612,834 abstain, with no broker non-votes.

3. Executive compensation was approved by an advisory vote of the common shareholders and the Preferred Shareholders of 699,182,469 votes for, 39,949,231 votes against, and 2,104,169 abstain, with 90,178,097 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

Date: April 24, 2026 By: /s/ CHRISTIAN GONZALEZ
Christian Gonzalez
Executive Vice President and Chief Legal Officer